SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) January 31, 1994

                             LADD FURNITURE, INC.

          (Exact name of registrant as specified in its charter)


            North Carolina          0-11577        56-1311320
           (State or other        (Commission    (I.R.S. Employer
            jurisdiction         File Number)  Identification No.)
          of Incorporation)


      One Plaza Center, Box HP-3, High Point, North Carolina 27261-1500
    (Address of principal executive offices)                  (Zip Code)



    Registrant's telephone number, including area  code (910) 889-0333
                                   N/A


      (Former name or former address, if changed since last report.)

          ITEM 1.   Changes in Control of Registrant.

                    Not Applicable.


          ITEM 2.   Acquisition or Disposition of Assets.

                    On December 15, 1993, LADD Furniture, Inc. ("LADD") entered into a Stock Purchase Agreement (the "Agreement") with all of the stockholders of Pilliod Holding Company ("Pilliod") (the stockholders collectively hereinafter referred to as the "Stockholders") to purchase all of the outstanding stock of Pilliod in a transaction valued at approximately $54,000,000. LADD agreed to retire debt of Pilliod's wholly-owned subsidiary, The Pilliod Cabinet Company ("Pilliod Cabinet"), of approximately $30,000,000 and to pay approximately $24,000,000 in cash to the Stockholders. The Agreement provided that the transaction was subject to the termination or expiration of the waiting period required pursuant to the Hart-Scott-Rodino Act. On January 7, 1994, the Federal Trade Commission granted early termination of the waiting period required under the Hart-Scott-Rodino Act.

                    On January 28, 1994, LADD entered into a Transfer and Administration Agreement ("TAA") with Enterprise Funding Corporation ("EFC") to sell an undivided interest in certain of LADD's trade accounts receivable. The TAA provides for EFC to pay to LADD up to $30,000,000 for receivables purchased. Effective January 31, 1994, LADD sold an interest in a defined pool of trade accounts receivable which generated $20,000,000 in cash.

                    On January 28, 1994, LADD entered into an unsecured one year revolving line of credit with The Chase Manhattan Bank, N.A. (the "Chase Line of Credit") in the aggregate principal amount of $20,000,000.

                    On January 31, 1994, the Pilliod purchase transaction was consummated and LADD retired $29,893,000 of debt of Pilliod Cabinet, assumed $247,000 of debt of Pilliod Cabinet and paid $23,860,000 in cash to the Stockholders. The purchase price was financed by the $20,000,000 generated by the sale of trade accounts receivable pursuant to the TAA and funds from available short-term and long-term bank lines of credit, including the Chase Line of Credit.


          ITEM 3.   Bankruptcy or Receivership.

                    Not Applicable.

          ITEM 4.   Changes in Registrant's Certifying Accountant.

                    Not Applicable.


          ITEM 5.   Other Events.

                    Not Applicable.


          ITEM 6.   Resignations of Registrant's Directors.

                    Not Applicable.


          ITEM 7.   Financial Statements and Exhibits.

                    a)  Financial Statements of Pilliod

                         (i)  See the Index to Financial
                              Statements following the
                              signature page hereto for the
                              Financial Statements available
                              at this time.

                         (ii) Interim Financial Statements

                              It is impracticable for the
                              Company to provide the
                              required interim financial
                              statements of Pilliod at this
                              time.  The required interim
                              financial statements will be
                              filed under separate cover of
                              Form 8-K/A as soon as
                              practicable, but not later
                              than April 15, 1994.

                    b)   Pro Forma Financial Information

                         It is impracticable for the Company
                         to provide the required Pro Forma
                         Financial Information at this time.
                         The required Pro Forma Financial
                         Information will be filed under
                         separate cover of Form 8-K/A as
                         soon as practicable, but not later
                         than April 15, 1994.

                    c)  Exhibits

                         4.1  Stock Purchase Agreement dated
                              December 15, 1993 among LADD
                              Furniture, Inc. and the Stock-
                              holders of Pilliod Holding
                              Company.

                         4.2  Amendment to Stock Purchase
                              Agreement dated January 31,
                              1994 among LADD Furniture,
                              Inc. and the stockholders of
                              Pilliod Holding Company

                         23.1 Consent of Ernst & Young

                         99.1 Transfer and Administration
                              Agreement dated January 28,
                              1994 between Enterprise
                              Funding Corporation and LADD
                              Furniture, Inc., and Clayton-
                              Marcus Company, Inc., Barclay
                              Furniture Co. and LADD
                              Transportation, Inc., as
                              designated subsidiaries

                         99.2 Receivables Purchase Agreement
                              dated January 28, 1994 between
                              Clayton-Marcus Company, Inc.,
                              Barclay Furniture Co. and LADD
                              Transportation, Inc. and LADD
                              Furniture, Inc.

                         99.3 Letter Agreement, dated
                              January 28, 1994, between LADD
                              Furniture, Inc. and The Chase
                              Manhattan Bank, N.A.

                         99.4 Form of Promissory Note of
                              LADD Furniture, Inc. dated
                              January 28, 1994 to The Chase
                              Manhattan Bank, N.A. in the
                              aggregate principal amount of
                              $20,000,000


          ITEM 8.   Change in Fiscal Year.

                    Not Applicable.


                                      SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LADD FURNITURE, INC.


          Date:    February 15, 1994         By: /s/William S. Creekmuir
                                                    William S. Creekmuir

                                Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

                                    INDEX TO
                       CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                                          PAGE
Report of Independent Auditors.........................................................................................   F-2
Consolidated Balance Sheets at May 2, 1992 and May 1, 1993.............................................................   F-3
For the years ended May 2, 1992 and May 1, 1993:
  Consolidated Statements of Operations................................................................................   F-4
  Consolidated Statements of Shareholders' Equity (Capital Deficiency)...............................................   F-5
  Consolidated Statements of Cash Flows................................................................................   F-6
  Notes to Consolidated Financial Statements...........................................................................   F-7

                         REPORT OF INDEPENDENT AUDITORS
The Board of Directors and Shareholders
Pilliod Holding Company
     We have audited the accompanying consolidated balance sheets of Pilliod Holding Company as of May 2, 1992 and May 1, 1993, and the related consolidated statements of operations, shareholders' equity (capital deficiency) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Pilliod Holding Company at May 2, 1992 and May 1, 1993 and the consolidated results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.
                                         ERNST & YOUNG
Toledo, Ohio
July 14, 1993

                            PILLIOD HOLDING COMPANY
                          CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                                                                           MAY 2,     MAY 1,
                                                                                                            1992       1993
ASSETS (Note 5)
Current assets:
  Cash..................................................................................................   $     9    $    19
  Accounts receivable, less allowance of $360 and $49 for doubtful accounts (Note 3)....................    10,988     11,548
  Inventories (Note 2):
     Finished products..................................................................................     4,813      5,214
     Work in process....................................................................................     1,113      2,235
     Raw materials......................................................................................     2,604      4,500
                                                                                                             8,530     11,949
     Prepaid expenses...................................................................................       461        540
Total current assets....................................................................................    19,988     24,056
Other assets:
  Goodwill, net of accumulated amortization of $1,128 and $1,295........................................     5,310      5,142
  Property and equipment held for sale..................................................................     1,425         --
  Deferred financing costs and other....................................................................       190         16
Total other assets                                                                                           6,925      5,158
Property, plant and equipment, at cost less accumulated depreciation and amortization (Note 4)..........     7,980      8,343
                                                                                                           $34,893    $37,557
LIABILITIES AND SHAREHOLDERS' EQUITY (CAPITAL DEFICIENCY)...............................................
Current liabilities:
  Accounts payable......................................................................................   $ 6,881    $ 8,084
Accrued liabilities:
  Compensation..........................................................................................     1,772      1,952
  Commissions and royalties.............................................................................       414        475
  Taxes other than income...............................................................................       309        417
  Insurance.............................................................................................       104        148
  Interest..............................................................................................     1,851        126
  Other                                                                                                         51         --
                                                                                                             4,501      3,118
  Long-term debt due within one year or which may become due on demand (Note 5).........................    24,677      4,661
  Total current liabilities.............................................................................    36,059     15,863
Long-term debt, less amounts classified as due currently (Note 5).......................................     2,397     20,256
Commitments
Shareholders' equity (capital deficiency) (Notes 5 and 7):
  Class A common stock, $.01 par value; 9,000,000 shares authorized, 6,842,500 shares outstanding.......        68         68
  Class B common stock, $.01 par value; 9,000,000 shares authorized, none outstanding...................        --         --
  Capital in excess of par value                                                                             6,622      6,622
  Deficit...............................................................................................   (10,253)    (5,252)
Total shareholders' equity (capital deficiency).........................................................    (3,563)     1,438
                                                                                                           $34,893    $37,557

                            See accompanying notes.

                            PILLIOD HOLDING COMPANY
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                                                                             YEARS ENDED
                                                                                                      MAY 2, 1992    MAY 1, 1993
                                                                                                      (53 WEEKS)     (52 WEEKS)
Net sales..........................................................................................     $67,823        $77,719
Cost of sales......................................................................................      53,365         59,144
Gross profit.......................................................................................      14,458         18,575
Selling, general and administrative................................................................      10,702         11,192
Operating profit...................................................................................       3,756          7,383
Other income (expense):
  Interest expense.................................................................................      (3,358)        (2,555)
  Other............................................................................................         352            270
Income before income taxes and extraordinary credit................................................         750          5,098
Provision for income taxes (Note 8):
  Federal:
     Current.......................................................................................          40             97
     Deferred......................................................................................          --             --
     Charge in lieu of tax.........................................................................         287          1,639
  State and local:
     Charge in lieu of tax.........................................................................          80            265
                                                                                                            407          2,001
Income before extraordinary credits................................................................         343          3,097
Extraordinary credit -- income tax benefits resulting from realization of operating loss
  carryforwards....................................................................................         367          1,904
Net income.........................................................................................     $   710        $ 5,001

                            See accompanying notes.

                            PILLIOD HOLDING COMPANY
                    CONSOLIDATED STATEMENTS OF SHAREHOLDERS'
                          EQUITY (CAPITAL DEFICIENCY)
                             (DOLLARS IN THOUSANDS)

                                                                                                 CAPITAL
                                                                                    CLASS A        IN
                                                                                     COMMON     EXCESS OF
                                                                                     STOCK      PAR VALUE    DEFICIT      TOTAL
Balance at April 27, 1991........................................................   $    68     $   6,622    $(10,963)   $(4,273)
  Net income.....................................................................                                 710        710
Balance at May 2, 1992...........................................................        68         6,622     (10,253)    (3,563)
  Net income.....................................................................        --            --       5,001      5,001
Balance at May 1, 1993...........................................................   $    68     $   6,622    $ (5,252)   $ 1,438

                            See accompanying notes.

                            PILLIOD HOLDING COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                                                               YEARS ENDED
                                                                                                            MAY 2,     MAY 1,
                                                                                                             1992       1993
                                                                                                              (53        (52
                                                                                                            WEEKS)     WEEKS)
OPERATING ACTIVITIES
Net income...............................................................................................   $   710    $ 5,001
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization..........................................................................     2,313      2,024
  Gain on sales of property and equipment................................................................        (8)       (15)
  Writedown of property held for sale....................................................................       108         --
  Changes in operating assets and liabilities:
     Accounts receivable.................................................................................    (1,511)      (560)
     Inventories.........................................................................................     1,136     (3,420)
     Prepaid expenses....................................................................................       310        (79)
     Accounts payable....................................................................................      (520)     1,203
     Accrued liabilities.................................................................................     1,229     (1,383)
Net cash provided by operating activities................................................................     3,767      2,771
INVESTING ACTIVITIES
Purchases of property and equipment......................................................................      (494)    (1,818)
Proceeds from sale of property and equipment.............................................................        32      1,467
Other....................................................................................................       (63)        64
Net cash used in investing activities....................................................................      (525)      (287)
FINANCING ACTIVITIES
Payments on long-term debt...............................................................................    (4,076)    (6,209)
Proceeds from long-term borrowings.......................................................................       854      3,811
Increase in deferred financing costs.....................................................................       (61)       (25)
Other....................................................................................................        --        (51)
Net cash used in financing activities....................................................................    (3,283)    (2,474)
Net increase (decrease) in cash..........................................................................       (41)        10
Cash at beginning of period..............................................................................        50          9
Cash at end of period....................................................................................   $     9    $    19
Supplemental cash flow information:
  Cash paid for interest.................................................................................   $ 2,857    $ 4,137
  Cash paid for income taxes.............................................................................   $    31    $    98
Non-cash investing and financing activities:
  During fiscal 1993 the Company entered into capital lease obligations of approximately $325,000 for new equipment.

                            See accompanying notes.

                            PILLIOD HOLDING COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)
1. SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION
     The consolidated financial statements include the accounts of Pilliod Holding Company (Company) and the combined accounts of its wholly-owned subsidiary, The Pilliod Cabinet Company (Cabinet Company). The Company's fiscal year ends on the Saturday nearest April 30.
INVENTORIES
     The Cabinet Company's inventories are valued at the lower of last-in, first-out (LIFO) cost or market.
DEPRECIATION AND AMORTIZATION
     Depreciation and amortization of property, plant and equipment are provided over the estimated useful lives of the assets using both straight-line and declining balance methods.
     Goodwill, which was generated by the March 19, 1985 acquisition of Cabinet Company, is being amortized on a straight-line basis over 40 years.
PROFIT SHARING PLAN
     Substantially all of the Company's employees are participants in a profit sharing plan. Contributions to the plan are at the discretion of the Board of Directors. No contributions were made in fiscal 1992 or 1993.
NEW STANDARD FOR ACCOUNTING FOR INCOME TAXES
     The Company has not adopted the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, (SFAS No. 109), which is required to be adopted in the Company's 1994 fiscal year. Under the liability method required by the Statement, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company's current accounting policies require that future tax effects related

                            PILLIOD HOLDING COMPANY
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
1. SIGNIFICANT ACCOUNTING POLICIES -- Continued to assets and liabilities acquired in a business combination be included in the recorded amounts of the related assets and liabilities. SFAS No. 109 requires that such acquired assets be recorded at their full value and that the resulting differences between book and tax bases be accounted for consistent with the liability method. It further requires that assets and liabilities acquired in previous business combinations be restated. Under the Company's current method, income tax expense is determined using the deferred method. Deferred tax expense is based on items of income and expense that are reported in different years in the financial statements and tax returns and are measured at the tax rate in effect in the year the difference originated.
     The Company has not decided whether or not it will restate prior year financial statements as permitted by SFAS No. 109; therefore the impact of adoption cannot be quantified. The Company believes, however, that the adoption of SFAS No. 109 will not have a material adverse effect on financial position or results of operations.
2. INVENTORIES
     Under the LIFO method, inventories have been reduced by approximately $718 and $118 at May 2, 1992 and May 1, 1993, respectively, from amounts which would have been reported under the first-in, first-out (FIFO) method.
3. CONCENTRATION OF CREDIT RISK
     Cabinet Company is principally engaged in the business of furniture manufacturing. Substantially all accounts receivable are from department stores and furniture retailers. Credit is extended to customers based on an evaluation of credit reports, payment practices and, in most cases, financial condition. Collateral or letters of credit are generally not required. Credit losses are provided for in the financial statements and consistently have been within management's expectations.

                            PILLIOD HOLDING COMPANY
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
4. PROPERTY, PLANT AND EQUIPMENT
     Property, plant and equipment consists of the following:

                                                                                                           MAY 2,     MAY 1,
                                                                                                            1992       1993
Land and improvements...................................................................................   $   782    $   789
Buildings...............................................................................................     7,184      7,578
Machinery and equipment.................................................................................    16,515     17,783
Office and show space equipment.........................................................................     2,275      1,607
Automotive equipment....................................................................................       170        151
                                                                                                            26,926     27,908
Less accumulated depreciation and amortization..........................................................    18,946     19,565
                                                                                                           $ 7,980    $ 8,343

5. NOTES PAYABLE AND LONG-TERM DEBT
     Long-term debt consists of the following:

                                                                                                           MAY 2,     MAY 1,
                                                                                                            1992       1993
Revolving line of credit with banks, interest at prime plus 2% (8% aggregate rate at May 1, 1993).......   $ 9,484    $ 9,388
Term loans from banks, monthly principal installments of $205, interest at prime plus 2% (8% aggregate
  rate at May 1, 1993) payable monthly..................................................................     8,906      6,903
Subordinated notes (see below)..........................................................................     5,000      4,675
Notes payable to banks, effectively guaranteed by the Company's principal shareholders, due July 1,
  1995, interest at prime plus 1.5% (7.5% aggregate rate at May 1, 1993) payable monthly................     3,000      3,000

                            PILLIOD HOLDING COMPANY
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
5. NOTES PAYABLE AND LONG-TERM DEBT -- Continued

                                                                                                           MAY 2,     MAY 1,
                                                                                                            1992       1993
Note payable to former shareholder, payable in monthly installments of $20, including interest at prime
  (6% at May 1, 1993)...................................................................................       556        363
Various equipment lease obligations, payable monthly to August 1995 (see Note 6)........................       128        348
Commitment fees payable to bank, non-interest bearing, payable $10 monthly..............................        --        240
                                                                                                            27,074     24,917
Amounts due within one year.............................................................................    24,677      4,661
                                                                                                           $ 2,397    $20,256

     The agreement for the revolving line of credit and term loans limits total borrowings outstanding for the term of the agreement to $27,900. Borrowings under the revolving line of credit are based on 85% of eligible trade accounts receivable and 50% of eligible FIFO inventory, not to exceed $18,000 ($14,703 was available under the formula at May 1, 1993 of which $9,388 was outstanding). The agreement runs through May 1995 and is automatically renewed for successive one-year periods unless the agreement is terminated by the Company or the banks. The entire amount outstanding under the revolving line of credit has been excluded from current liabilities in the May 1, 1993 balance sheet because the Company intends that at least that amount would remain outstanding under the agreement for an uninterrupted period extending beyond one year from the balance sheet date.
     Borrowings under the agreement are secured by substantially all of the assets of Cabinet Company. The agreement contains certain financial covenants, the most restrictive of which 1) require maintenance of certain liquidity ratios, yearly income levels and net worth levels, 2) limit future borrowings and 3) limit declaration of dividends. Notes payable to banks are secured under the agreement and are generally subject to the same conditions and covenants. At May 1, 1993, the Company was in compliance with the covenant requirements of the agreement as amended on April 28, 1993. At May 2, 1992, the Company violated certain of the covenant requirements. The banks did not grant

                            PILLIOD HOLDING COMPANY
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
5. NOTES PAYABLE AND LONG-TERM DEBT -- Continued waivers of the covenant violations and could have declared the Company in default and the debt due; therefore, all borrowings under the agreement were classified as current in the May 2, 1992 balance sheet.
     On April 28, 1993, the Company amended the revolving line of credit and term loan agreement. The amendment revised financial covenants, extended the termination date of the agreement and permitted additional term borrowings of $2,000 (all of which were outstanding at May 1, 1993). The borrowings were used to pay a portion of the interest due on the subordinated notes. In connection with the amendment, the Company incurred a commitment fee of $240.
     On April 28, 1993 the Company entered into an agreement with the holders of its subordinated notes to amend the notes. The agreement required the payment of all accrued and unpaid interest through February 18, 1993 and the forgiveness of $2,175 of principal. The principal balance of $2,825 of the amended subordinated notes is payable $565 annually beginning April 1994 through April 1998, with interest at 12.186% per annum payable semi-annually beginning October 28, 1993. The Company is required to redeem the subordinated notes at par upon a Change of Control Event (as defined in the amended notes) and, if certain types of Change of Control Event occur on or prior to April 28, 1994, the Company will be required to pay an additional $1,000 upon such redemption; as such, recognition of gains has been deferred until the expiration of the contingency.
     The May 1, 1993 carrying value of the subordinated debt consists of remaining principal balance, expected interest over the life of the notes and net contingent amounts payable. In the event a Change of Control Event does not occur prior to April 28, 1994, the carrying value of the subordinated notes would be reduced to future principal and interest requirements.
     The required minimum annual maturities of long-term debt, including the principal portion of capital lease obligations, for the fiscal years subsequent to May 1, 1993 are as follows: 1994 - $4,661; 1995 - $3,708; 1996 - $15,211;
1997 - $703; 1998 - $634.

                            PILLIOD HOLDING COMPANY
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
6. LONG-TERM LEASES
CAPITAL LEASES
     The Cabinet Company leases certain equipment under agreements classified as capital leases. The cost and accumulated amortization of such equipment are as follows:

                                                                                                           MAY 2,     MAY 1,
                                                                                                            1992       1993
Cost....................................................................................................   $   744    $   662
Less accumulated amortization...........................................................................       580        168
                                                                                                           $   164    $   494

     Future minimum payments and their present value at May 1, 1993 are as follows:

1994..................................................................................................................   $161
1995..................................................................................................................    161
1996..................................................................................................................     64
Total minimum lease payments..........................................................................................    386
Less amounts representing interest....................................................................................     38
Present value of minimum lease payments - included in long-term debt (see Note 5).....................................   $348

OPERATING LEASES
     The Cabinet Company leases equipment and office and show space under agreements classified as operating leases. Total rent expense charged to operations for fiscal years 1992 and 1993 was $838 and $702, respectively.
     Minimum rental commitments under noncancellable operating leases at May 1, 1993 aggregate $874 and are payable as follows:

1994..................................................................................................................   $421
1995..................................................................................................................    344
1996..................................................................................................................    106
1997..................................................................................................................      3

                            PILLIOD HOLDING COMPANY
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
7. COMMON STOCK
     In addition to the 9,000,000 shares of authorized Class A common stock, the Company is authorized to issue 9,000,000 shares of Class B common stock, of which none have been issued. The two classes of common stock entitle the holders to the same rights and privileges except that Class A common stock entitles the holder to voting rights while Class B common stock has no voting rights.
     Shareholders of Class A common stock are permitted to exchange any or all shares for the same number of Class B shares and Class B holders are entitled to convert any or all shares into the same number of Class A shares within certain limitations.
     Information on stock options is as follows:

                                                                                                 CLASS A SHARES      EXERCISE
                                                                                                  UNDER OPTION         PRICE
Outstanding at April 27, 1991.................................................................      1,020,000      $.50 to $1.17
Granted in 1992...............................................................................        795,000      $         .25
Cancelled in 1992.............................................................................       (725,000)     $.85 to $1.17
Outstanding at May 2, 1992 and May 1, 1993....................................................      1,090,000      $ .25 to $.85

     Options outstanding at May 1, 1993 expire at various dates ranging from October 26, 1994 through May 29, 1996. All options granted are exercisable at the date of grant.
8. INCOME TAXES
     At May 1, 1993, the Company has operating loss carryforwards for both tax and financial reporting purposes of approximately $2,800. Such carryforwards may be used to reduce otherwise taxable income until they expire in fiscal 2005 and 2006. The fiscal 1992 and 1993 provisions for current Federal income tax consists of alternative minimum tax, which can be used to offset future regular Federal income tax.

                            PILLIOD HOLDING COMPANY
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
8. INCOME TAXES -- Continued
     The consolidated effective tax rate differs from the statutory U. S. federal tax rate for the following reasons and by the following percentages:

                                                                                                               MAY 2,    MAY 1,
                                                                                                                1992      1993
Statutory U. S. Federal tax (benefit) rate..................................................................    34.0%     34.0%
Amortization of asset basis differences.....................................................................     5.0        .6
Amortization of goodwill....................................................................................     7.6       1.1
State and local taxes.......................................................................................     7.1       3.4
Other.......................................................................................................      .6        .1
Effective tax rate..........................................................................................    54.3%     39.2%

     The provision for deferred income taxes consists of the following:

                                                                                                               MAY 2,    MAY 1,
                                                                                                                1992      1993
Effect of operating loss carryforwards......................................................................   $ 308     $  32
Property, plant and equipment...............................................................................    (253 )    (223 )
Inventories.................................................................................................     (54 )      31
Accrued liabilities.........................................................................................      67        57
Other.......................................................................................................     (68 )     103
                                                                                                               $ --      $ --